                                                                   EXHIBIT 10.66

                       ASSIGNMENT AND COLLECTION AGREEMENT



         THIS ASSIGNMENT AND COLLECTION AGREEMENT (this "Agreement") is entered into this 5th day of December, 2002, by and between NACT TELECOMMUNICATIONS, INC., a Delaware corporation ("NACT"), and WA TELCOM PRODUCTS CO., INC., a Delaware corporation ("WATP").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, NACT is the holder of certain receivables arising from equipment and services sold by NACT prior to July 27, 2001, a list of which receivables is attached hereto as EXHIBIT A (the "Receivables");

         WHEREAS, pursuant to Section 2 of that certain Settlement Agreement, dated as of November 6, 2002, between Verso Technologies, Inc. ("Verso") and WATP, Verso agreed to cause NACT to assign and transfer the Receivables to WATP; and

         WHEREAS, in order to effectuate such assignment and set forth the parties' understanding with respect to certain other matters related to the Receivables, NACT and WATP have agreed to execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the terms and conditions contained herein and other valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, NACT and WATP hereby agree as follows:

1.       Assignment.

         (a) NACT hereby assigns, transfers, conveys, delivers, abandons and sets over unto WATP, its successors and assigns, all of NACT's right, title and interest in and to the Receivables and any and all promissory notes, instruments and other evidences of indebtedness related thereto, including any and all security interests in equipment relating thereto.

         (b) NACT will from time to time and at all times hereafter, upon the request of WATP, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be required in order to more fully effectuate the purposes and intents of Section 1(a) hereof.

2.       Collection of Receivables.

         (a) From and after the date hereof, NACT shall use its commercially reasonable efforts to (i) collect on behalf of WATP, as WATP's exclusive agent, all of the Receivables, and (ii) exercise and enforce, as WATP's exclusive agent, WATP's rights as an owner or as a secured party, as the case may be, with respect to the Receivables to the extent of such rights, which shall include the right to repossess, refurbish and resell any equipment securing the Receivables (the "Returned Equipment"). NACT shall not have the right to compromise, settle or adjust the amount of the Receivables, or any installment or periodic payment with respect thereto, without WATP's prior consent; provided however, that if WATP fails to consent within five
                  (5) business days following NACT's request for such consent, WATP shall be deemed to have consented to any such compromise, settlement or adjustment.

         (b) Within fifteen (15) days after the end of each calendar month, NACT shall remit to WATP a portion of the Net Collection Amount (as defined herein) determined in accordance with the following table:


                  PORTION REMITTED
                     TO  WATP                NET COLLECTION AMOUNT

                  50%                      Up to $50,000
                  60%                      In excess of $50,000 to $75,000
                  70%                      In excess of $75,000


         (c) For purposes hereof, "Net Collection Amount" shall mean the amount of any and all funds collected (measured upon receipt) by NACT in respect of the Receivables (excluding any proceeds from the sale of any Returned Equipment) during a calendar month less NACT's actual out-of-pocket expenses to third parties incurred in connection with its collection efforts during such month. NACT shall, upon request by WATP, provide to WATP a written accounting describing in reasonable detail NACT's collection efforts during the applicable month or months, including, without limitation, costs and expenses incurred by NACT in connection therewith.

         (d) Upon receipt by NACT of the Returned Equipment, NACT shall use its commercially reasonable efforts to sell the Returned Equipment, and within fifteen (15) days after the end of each calendar month, NACT shall remit to WATP an amount equal to 50% of the cost of the Returned Equipment sold during such calendar month, where the cost of such Returned Equipment will be as set forth on a cost schedule to be agreed upon by NACT and WATP and attached hereto as EXHIBIT B within thirty (30) days of the date hereof.

3.       Miscellaneous.

         (a) All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received. All such notices and other communications shall be delivered, mailed, couriered or faxed,
                  (i) if to WATP, at Resurgens Plaza, Suite 2210, 945 East Paces Ferry Road, Atlanta, GA (Facsimile No.: 404-233-2280),
                  Attention: Michael F. Mies, and (ii) if to NACT, at 400 Galleria Parkway, Suite 300, Atlanta, GA 30339 (Facsimile No.:
                  678-589-3750), Attention: Steven A. Odom, or at such other address as WATP or Verso may designate in writing to the other party.

         (b) This Agreement shall be governed and construed in accordance with the laws of the State of Georgia (without giving effect to choice of law principles thereof). Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect hereof, brought by the other party hereto or any of its successors or assigns shall be brought and determined in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Court"), and each party hereby irrevocably submits with respect to any such action or such proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the Court.

         (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (d) This Agreement may be amended only by a written instrument signed by all of the parties hereto. No failure to exercise and no delay in exercising, on the part of any party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         (e) All rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and assigns (including, without limitation, any trustees or liquidators). This Agreement, and the rights and obligations hereunder, may not be assigned by either party without the prior written consent of the other party.





                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above:

                                        WATP:

                                        WA TELCOM PRODUCTS CO., INC.


                                        By:   /s/ W. Tod Cumor
                                           -------------------------------------
                                        Name:  W. Tod Cumor
                                             -----------------------------------
                                        Title:  Secretary
                                              ----------------------------------


                                        NACT:

                                        NACT TELECOMMUNICATIONS, INC.


                                        By:   /s/ Juliet M. Reising
                                           -------------------------------------
                                        Name:  Juliet M. Reising
                                        Title: Vice President

                                    EXHIBIT A

                                   RECEIVABLES

ACS Telecom, Inc.

Ariana Telecommunications, Inc.

Dime Communications, Inc.

JD Services, Inc.

JFJ Communications, Inc.

Leading Edge Broadband Services, Inc.

Los Amigos Telecom, Inc.

Money Travel Services, Inc.

Nexstar Communications, Inc.

Orion Telecommunications Corporation (two notes, #1 and #2)

Progresam S.A.

Thai American Telecommunication, Inc.

Total Call International, Inc.

U.S. Satellite Telecommunications, Corp.

Voice Vision International, Inc.

UDC Telecommunications, Inc.

Xenon Communications, Inc.

Y&B Services Corp.

                                   EXHIBIT B
                      COST SCHEDULE OF RETURNED EQUIPMENT

NACT TELECOMMUNICATIONS, INC.
STX AND MCU COST SUMMARY

STX - NEG 48 SYSTEM                                            STX - 120 VOLT SYSTEM
    Bay and main assembly           13,848.11                      Bay and main assembly           13,492.65
    T-1 boards                         933.32   per board          T-1 boards                         933.32   per board
    DSP boards                       1,044.38   per board          DSP Boards                       1,044.38   per board
    E1/ISDN/SS7 boards                                             E1/ISDN/SS7 boards                 915.39
      1 board                          915.39                        1 board                          915.39
      2 boards                       1,830.78                        2 boards                       1,830.78
      3 boards                       2,746.17                        3 boards                       2,746.17
      4 boards                       3,661.56                        4 boards                       3,661.56
      5 boards                       4,576.95                        5 boards                       4,576.95
      6 boards                       5,492.34                        6 boards                       5,492.34
      7 boards                       6,407.73                        7 boards                       6,407.73
      8 boards                       7,323.12                        8 boards                       7,323.12
      9 boards                       8,238.51                        9 boards                       8,238.51
      10 boards                      9,153.90                        10 boards                      9,153.90
    Neg 48 to 120V inverter option   2,529.18                      Neg 48 to 120V inverter option     N/A
    18 GIG HD option                   189.11                      18 GIG HD option                   189.11
    RAID System option              13,663.00                      RAID System option              13,663.00
    UPS Option                         N/A                         UPS Option                       1,136.00

MCU - NEG 48 SYSTEM                                            MCU 120 VOLT SYSTEM
    Bay and main assembly            6,623.88                      Bay and main assembly            5,945.19
    RAID option                     13,663.00                      RAID option                     13,663.00
    2nd RAID system option          11,345.00                      2nd RAID system option          11,345.00
    Spare Turbo CPU option           1,633.61                      Spare Turbo CPU option           1,633.61
    Neg 48 to 120V inverter option   2,529.18                      Neg 48 to 120V inverter option     N/A
    UPS option                         N/A                         UPS option                       1,136.00
    Spare power tray option          1,012.63                      Spare power tray option            368.18
    Modem option                       415.00   per modem          Modem option                       415.00   per modem